Exhibit 10.2

Execution Version

SPONSOR SUPPORT AGREEMENT

THIS SPONSOR SUPPORT AGREEMENT, dated as of February 18, 2024 (the “Agreement”), by and among Foxx Development Inc., a Texas corporation (the “Company”), Acri Capital Acquisition Corporation, a Delaware corporation (“Parent”), and Acri Capital Sponsor LLC (the “Sponsor”).

WITNESSETH:

A.	WHEREAS, as of the date hereof, the Sponsor is the holders of record and the “beneficial owners” (within the meaning of Rule 13d-3 under the Exchange Act) of 2,156,250 outstanding Class B Common Stock (the “Existing Shares”) of Parent (such Existing Shares, together with any additional capital stock of the Parent beneficially owned or acquired by the Sponsor on or after the date hereof, the “Shares”);

B.	WHEREAS, Parent, Acri Capital Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of Parent (the “Purchaser”), the Company, and Acri Capital Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of the Purchaser (“Merger Sub”), are entering into the Business Combination Agreement of even date herewith (as the same may be amended or supplemented from time to time, the “Business Combination Agreement”) providing that, among other things, (i) Parent shall merge with and into the Purchaser, as a result of which the Purchaser shall be the surviving corporation (the “Reincorporation Merger”), and (ii) on the Closing Date, which is one Business Day after the Reincorporation Merger Effective Time, Merger Sub shall merge with and into the Company, as a result of which the Company shall be the surviving corporation and a wholly owned subsidiary of the Purchaser;

C.	WHEREAS, as an inducement and a condition to the Company entering into the Business Combination Agreement, the Sponsor is entering into this Agreement; and

D.	WHEREAS, the board of directors of Parent has approved the Business Combination Agreement and the transactions contemplated thereby, and has consented to the execution and delivery of this Agreement in connection therewith.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
GENERAL

1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Business Combination Agreement.

ARTICLE II
AGREEMENT TO CONSENT AND VOTE

2.1 Agreement to Vote. Prior to the Termination Date and subject to Section 3.2, the Sponsor irrevocably and unconditionally agrees that it shall, at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, (i) appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and (ii) vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Shares, (a) in favor of the approval and adoption of the Business Combination Agreement and the transactions contemplated thereby, (b) in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Business Combination Agreement and considered and voted upon at any such meeting, (c) in favor of the approval of Parent Shareholder Approval (or, if there are insufficient votes in favor of any of the foregoing (a), (b) and (c), in favor of the adjournment of such meeting to a later date), (d) against the approval of any merger, scheme of arrangement, consolidation, reorganization, recapitalization, dissolution, liquidation or winding up of or by Parent, the Purchaser or Merger Sub, or any public offering of any shares of Parent, the Purchaser, Merger Sub or any of its material subsidiaries, or, in case of a public offering only, a newly-formed holding company of Parent, the Purchaser or Merger Sub or such material subsidiaries, other than the Business Combination Agreement and the transactions contemplated thereby, against the approval of any purchase of all or substantially all of the assets of or other business combination transaction (other than the Business Combination Agreement and the transactions contemplated thereby), or against any proposal, action or agreement that would (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Business Combination Agreement, the Reincorporation Merger or the Acquisition Merger, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Parent, Purchaser or Merger Sub under the Business Combination Agreement, or (3) result in any of the conditions set forth in Article X of the Business Combination Agreement not being fulfilled, and (f) against any amendment of the organizational documents of Parent or any change in Parent’s capitalization, corporate structure or business other than as expressly contemplated by the Business Combination Agreement.

2.2 Redemption Rights; Waiver Conversion Ratio. The Sponsor irrevocably and unconditionally agrees that it will (i) not exercise any right to redeem all or a portion of its Shares (in connection with the transactions contemplated by this Agreement or the Business Combination Agreement or otherwise) as set forth in the organizational documents of Parent and (ii) waive any adjustment to the conversion ratio set forth in Parent’s organizational documents.

2.3 Transfer of Shares. Prior to the Termination Date, the Sponsor irrevocably agrees that it shall not, directly or indirectly, (a) sell, offer to sell, contract to agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise assign, transfer (including by operation of law), allow the creation of a lien, pledge, distribute, dispose of or otherwise encumber any of the Shares, either voluntarily or involuntarily (collectively, “Transfer”), or otherwise agree or offer to do any of the foregoing, (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares before the Termination Date, (d) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Shares, enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Share, (f) take any action that would have the effect of preventing or disabling Sponsor from performing its obligations hereunder or (g) publicly announce any intention to effect any transaction specified in this Section 2.3; provided, that, Transfers by Shareholder are permitted to an Affiliate or to a direct or indirect owner of equity or other interest in the Sponsor (a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to Parent and the Company, to assume all of the obligations of the Sponsor under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 3 shall not relieve the Sponsor of its obligations under this Agreement. Any Transfer in violation of this Section 3 with respect to the Shares shall be null and void. For the avoidance of doubt, this Section 3 shall not be construed to prohibit or limit the Sponsor’s authority to admit any new member and to sell or dispose such equity or other interest in the Sponsor to such new member prior to the Termination Date.

ARTICLE III
ADDITIONAL AGREEMENTS

3.1 Waiver of Appraisal Rights; Litigation. To the full extent permitted by Law, the Sponsor hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger that the Sponsor may directly or indirectly have by virtue of the ownership of any Shares. The Sponsor further agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Purchaser, Merger Sub, or the Company or any of their respective affiliates and each of their successors or directors relating to the negotiation, execution or delivery of this Agreement or the Business Combination Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of the board of directors of the Company in connection with this Agreement, the Business Combination Agreement or the transactions contemplated hereby or thereby, and hereby irrevocably waives any claim or rights whatsoever with respect to any of the foregoing; provided that the foregoing shall not apply to any claim based on fraud or any breach committed prior to the termination of the Business Combination Agreement.

3.2 Additional Shareholder Consent Required. If the Business Combination Agreement is amended prior to the Closing in a manner that both (i) requires the consent of the Sponsor under applicable Law or Parent’s Second Amended and Restated Memorandum and Articles of Association and (ii) materially and adversely affects the Sponsor, then, notwithstanding anything to the contrary in this Agreement, the Sponsor may withhold its consent or approval to such amendment or any Transaction Matters in its sole and absolute discretion.

3.3 Fiduciary Duties. Each Sponsor is entering into this Agreement solely in its capacity as the record or beneficial owner of the Shares. The taking of any actions (or failures to act) by the Sponsor’s designees serving as a director of the Company shall not be deemed to constitute a breach of this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties. The Sponsor hereby represents and warrants to Parent and the Company as follows:

(a) Ownership. The Sponsor has, with respect to the Existing Shares, and at all times during the term of this Agreement will continue to have, beneficial ownership of, good and valid title to and full and exclusive power to deliver written consents, vote, issue instructions with respect to the matters set forth in Article II, agree to all of the matters set forth in this Agreement and to Transfer the Shares. The Existing Shares constitute all of the Company Shares owned of record or beneficially by the Sponsor as of the date hereof. Other than this Agreement and such agreements disclosed in the Purchaser Parties Disclosure Letter under Section 6.19 of the Business Combination Agreement (incorporated hereto this Agreement as Schedule I), there are no agreements or arrangements of any kind, contingent or otherwise, to which the Sponsor is a party presently obligating the Sponsor to Transfer or cause to be Transferred to any person any of the Shares, and no person presently has any contractual or other right or obligation to purchase or otherwise acquire any of the Shares.

(b) Organization; Authority. The Sponsor is (i) duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and (ii) has all requisite limited liability company power and authority, as applicable, to own, lease and operate its properties and to carry on its business as now being conducted. The Sponsor is not in violation of any of the provisions of the Sponsor’s certificate of limited partnership, partnership agreement or comparable organizational documents, as applicable. The Sponsor has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by Parent) constitutes a valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms, and no other action is necessary to authorize the execution and delivery by the Sponsor or the performance of the Sponsor’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by the Sponsor of this Agreement will not (i) violate any provision of any statutory law; (ii) violate any order, judgment or decree applicable to the Sponsor or any of its affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which the Sponsor or any of its affiliates is a party or any term or condition of its certificate of limited partnership, partnership agreement or comparable organizational documents, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on the Sponsor’s ability to satisfy its obligations hereunder.

(d) Consents and Approvals. The execution and delivery by the Sponsor of this Agreement does not, and the performance of the Sponsor’s obligations hereunder will not, require the Sponsor or any of its affiliates to obtain any consent, waiver, approval, authorization or permit of, or to make any filing with or notification to, any person or governmental Authority, except such filings and authorizations as may be required under the Exchange Act and under the Sponsor’s organizational documents.

ARTICLE V
MISCELLANEOUS

5.1 Disclosure. The Sponsor hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Registration Statement the Sponsor’s identity and ownership of the Shares and the nature of the Sponsor’s obligations under this Agreement.

5.2 Termination. This Agreement shall terminate at the earlier of (a) the date the Business Combination Agreement is terminated in accordance with its terms and (b) the date on which the Merger is consummated (the “Termination Date”). None of the representations, warranties, covenants or agreements in this Agreement shall survive the termination date and upon termination of this Agreement as provided in the immediately preceding sentence, none of the parties shall have any further rights, obligations, liabilities, claims or causes of action (whether in contract or in tort or otherwise, or whether at law or in equity), in each case, under, or with respect to, this Agreement. The termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against another party hereto or relieve such party from liability for such party’s breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of this Section 5 shall survive the termination of this Agreement.

5.3 Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

5.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

5.5 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

5.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or email, upon confirmation of receipt, (b) on the first (1st) business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth (5th) business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Sponsor, to:

Acri Capital Sponsor LLC

13284 Pond Springs Rd, Ste 405

Austin, Texas 78729

Attention: “Joy” Yi Hua, Chief Executive Officer

Email: jhua@sereneviewcapital.com

and

if to Parent,

Acri Capital Acquisition Corporation

13284 Pond Springs Rd, Ste 405

Austin, Texas 78729

Attention: “Joy” Yi Hua, Chief Executive Officer

Email: jhua@sereneviewcapital.com

With a copy (which shall not constitute notice) to:

Robinson & Cole LLP

666 Third Avenue, 20th Floor

New York, New York 10017

Attn: Arila E. Zhou, Esq.

Email: azhou@rc.com

if to the Company,

Foxx Development Inc.

13575 Barranca Parkway C106

Irvine, CA 92618

Attention: Haitao Cui

Email: haitao.cui@foxxusa.com

With a copy (which shall not constitute notice) to:

VCL Law LLP

1945 Old Gallows Road, Suite 260

Vienna, VA 22182

Attention: Fang Liu

Email: fliu@vcllegal.com

5.7 Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to “the date hereof” shall mean the date of this Agreement. As used in this Agreement, the “knowledge” of the Sponsor means the actual knowledge of the Sponsor or any officer of Sponsor, if applicable, after due inquiry, and the “knowledge” of Parent means the actual knowledge of any of the officers of Parent after due inquiry. As used herein, (a) “business day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York, the Cayman Islands, the British Virgin Islands or the People’s Republic of China are authorized by Law or executive order to be closed, (b) the term “person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental Authority or other entity of any kind or nature, and (c) an “affiliate” of a specified person is any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, neither the Company nor any of its Subsidiaries shall be deemed to be a Subsidiary or affiliate of the Sponsor; provided, further, that, for the avoidance of doubt, any general partner of the Sponsor shall be deemed an affiliate the Sponsor; and provided, further, that an affiliate of the Sponsor shall include any investment fund, vehicle or holding company of which an affiliate serves as the general partner, managing member or discretionary manager or advisor; and provided, further, that, notwithstanding the foregoing, an affiliate of the Sponsor shall not include any portfolio company or other investment of the Sponsor or any affiliate of the Sponsor.

5.8 Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

5.9 Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

5.10 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

5.11 Governing Law; Jurisdiction.

(a) This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

(b) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court, and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the aforesaid courts, (ii) waives any objection to laying venue in any such action or proceeding in the aforesaid courts, (iii) waives any objection that the aforesaid courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 5.6.

5.12 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

5.13 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms of this Agreement, including an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the Sponsor’s obligation to deliver the Shareholder Written Consent), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

5.14 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

5.15 Delivery by Facsimile or Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

ACRI CAPITAL ACQUISITION CORPORATION

By:	/s/ “Joy” Yi Hua
Name:	“Joy” Yi Hua
Title:	Chief Executive Officer

SPONSOR:

ACRI CAPITAL SPONSOR LLC

By:	/s/ “Joy” Yi Hua
Name:	“Joy” Yi Hua
Title:	Manager

COMPANY:

FOXX DEVELOPMENT INC.

By:	/s/ Haitao Cui
Name:	Haitao Cui
Title:	Chief Executive Officer

[Signature Page to the Sponsor Support Agreement]

Schedule I

(Schedule 6.19 of the Purchaser Parties Disclosure Letter)

The Parent has filed such “material contracts” as defined in Item 601(b)(10) of Regulation S-K of the SEC, including without limitation:

●	Underwriting Agreement, dated June 9, 2022, among the Registrant, and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters[1]
●	Promissory Note, dated January 20, 2022[2]
●	Letter Agreement, dated June 9, 2022, among the Registrant and certain security holders[3]
●	Amendment to the Letter Agreement of June 9, 2022, entered between Acri Capital Acquisition Corporation, Acri Capital Sponsor LLC, and directors of Acri Capital Acquisition Corporation, dated November 18, 2022[4]
●	Amended & Restated Investment Management Trust Agreement, dated June 9, 2022, between the Registrant and Wilmington Trust, National Association, as trustee[5]
●	Amendment to the June 9, 2022 Amended & Restated Investment Management Trust Agreement, dated July 12, 2023, between the Registrant and Wilmington Trust, National Association, as trustee[6]
●	Registration Rights Agreement, dated June 9, 2022, among the Registrant, certain security holders[7]
●	Securities Subscription Agreement between the Registrant and the sponsor dated February 4, 2022[8]
●	Private Placement Warrants Purchase Agreement, dated June 9, 2022, between the Registrant and the Sponsor[9]
●	Form of Indemnity Agreements, dated June 9, 2022, between the Registrant and each of its directors and officers[10]
●	Administrative Services Agreement, dated June 9, 2022, between the Registrant and the Sponsor[11]
●	Form of Independent Director Offer Letter, dated March 8, 2022, among Acri Capital Sponsor LLC, and certain directors and officers of the Registrant[12]
●	Promissory Note, dated March 13, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[13]
●	Promissory Note, dated April 12, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[14]
●	Promissory Note, dated May 11, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[15]
●	Promissory Note, dated June 12, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[16]
●	Promissory Note, dated July 12, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[17]
●	Promissory Note, dated August 11, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[18]
●	Promissory Note, dated September 12, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[19]
●	Promissory Note, dated October 12, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[20]
●	Promissory Note, dated November 10, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[21]
●	Promissory Note, dated December 11, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[22]
●	Promissory Note, dated January 11, 2024, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[23]
●	Promissory Note, dated December 5, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC
●	Promissory Note, dated February 13, 2023, issued by Acri Capital Acquisition Corporation to Acri Capital Sponsor LLC[24]

[1]	Filed as Exhibit 1.1 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on June 14, 2022.
[2]	Filed as Exhibit 10.1 to the Registration Statement on Form S-1 filed with the Securities & Exchange Commission on March 11, 2022.
[3]	Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on June 14, 2022.
[4]	Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on November 18, 2022
[5]	Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on June 14, 2022
[6]	Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on July 12, 2023.
[7]	Filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on June 14, 2022.
[8]	Filed as Exhibit 10.5 to the Registration Statement on Form S-1 filed with the Securities & Exchange Commission on March 11, 2022.
[9]	Filed as Exhibit 10.6 to the Registration Statement on Form S-1 filed with the Securities & Exchange Commission on May 18, 2022.
[10]	Filed as Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on June 14, 2022.
[11]	Filed as Exhibit 10.8 to the Registration Statement on Form S-1 filed with the Securities & Exchange Commission on March 18, 2022.
[12]	Filed as Exhibit 10.9 to the Registration Statement on Form S-1 filed with the Securities & Exchange Commission on March 11, 2022.
[13]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on March 13, 2023
[14]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on April 12, 2023
[15]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on May 11, 2023
[16]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on June 12, 2023
[17]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on July 12, 2023
[18]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on August 11, 2023
[19]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on September 12, 2023
[20]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on October 12, 2023
[21]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on November 13, 2023
[22]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on December 12, 2023
[23]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on January 10, 2024
[24]	Filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities & Exchange Commission on February 14, 2024